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[LOGO] PHOENIX   PHL Variable Insurance Company                                                         Phoenix Variable Annuity
                 Regular Mail: Phoenix Annuity Mail Operations                                                       Application
                               PO Box 8027, Boston MA 02266-8027
                 Express Mail: Phoenix Annuity Mail Operations
                               30 Dan Road, Suite 8027, Canton MA 02021-2809
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1. Annuity Applied for (Please select only one annuity product)
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[ ] Phoenix Dimensions(TM)                                       [ ] Phoenix Premium Edge(TM)
    Surrender Charge Schedule (for Phoenix Dimensions only)      [ ] Phoenix Spectrum Edge+(TM)
    [ ] 7 Year Schedule                                          [ ] Phoenix Investor's Edge(TM)
    [ ] 5 Year Schedule                                          [ ] Phoenix Freedom Edge(TM)

[ ] Other
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2. Owner [ ] Individual   [ ] Joint   [ ] Trust   [ ] Other   (Note: Owner and Annuitant must be the same for all types of IRAs)
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Name (First, Middle, Last)                                                 Sex                        Date of Birth (mm/dd/yyyy)

                                                                              [ ] Male   [ ] Female
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Address (Street, Number, City, State and ZIP Code)                                                    SSN/Tax ID

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Telephone Number                                           Email Address

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3. Joint Owner (if any) (Note: Joint Ownership is only allowed on Non-Qualified contracts)
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Name (First, Middle, Last)                                                 Sex                        Date of Birth (mm/dd/yyyy)

                                                                              [ ] Male   [ ] Female
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Address (Street, Number, City, State and ZIP Code)                                                    SSN/Tax ID

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Telephone Number                                           Email Address

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4. Annuitant (if different from the Owner named in Section 2)
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Name (First, Middle, Last)                                                 Sex                        Date of Birth (mm/dd/yyyy)

                                                                              [ ] Male   [ ] Female
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Address (Street, Number, City, State and ZIP Code)                                                    SSN/Tax ID

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Telephone Number                                           Email Address

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5. Joint Annuitant (if applicable)
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Name (First, Middle, Last)                                                 Sex                        Date of Birth (mm/dd/yyyy)

                                                                              [ ] Male   [ ] Female
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Address (Street, Number, City, State and ZIP Code)                                                    SSN/Tax ID

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Telephone Number                                           Email Address

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6. Beneficiary Designation (All beneficiaries will share equally unless otherwise specified)
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                                                       Date of Birth
Name (First, Middle Last)             Type              (mm/dd/yyyy)         SSN/Tax ID        Relationship to Owner      % Share
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                                 [ ] Primary
                                 [ ] Contingent
                                 [ ] Primary
                                 [ ] Contingent
                                 [ ] Primary
                                 [ ] Contingent
                                 [ ] Primary
                                 [ ] Contingent
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7. Plan Type
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A. Non Qualified [ ] New [ ] 1035 Exchange                          Type of Qualified Plan

                                                                    [ ] Traditional IRA [ ] SEP IRA [ ] ROTH IRA [ ] Simple IRA

B. IRA/Qualified [ ] New Contribution for Tax Year                  [ ] 403(b) Rollover [ ] 401(a) Qualified Plan
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                 [ ] Rollover/Direct Transfer                       [ ] Other
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8. Premium (Make check payable to "Phoenix")
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Exact or Estimated Amount of Premium $
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9. Death Benefit Options (Please select only one option.)
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(Options 1 and 2 are available for all annuity products)            (Options 3 and 4 are available for Dimensions only)

[ ] Option 1 - Return of Premium                                    [ ] Option 3 - Earnings Enhancement Benefit (EEB)
[ ] Option 2 - Annual Step-up                                       [ ] Option 4 - Greater of Annual Step-Up or Annual Roll-Up
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10. Optional Benefits (Asset Allocation required unless otherwise specified. When electing the Spousal Option, the spouse must be the beneficiary.)
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     Please elect only ONE benefit.

[ ] Phoenix Retirement Protector (GMWB/GMAB)
    Select one (Required)*: [ ] Single Life Option   [ ] Spousal Life Option
                  Optional: [ ] Guaranteed Minimum Death Benefit (GMDB)

[ ] Phoenix Flexible Withdrawal Protector (GMWB)
    Select one (Required)*: [ ] Single Life Option   [ ] Spousal Life Option
                  Optional: [ ] Extended Care Enhancement**

[ ] Phoenix Income Protector (GMIB) (Asset Allocation option not required.)

[ ] Phoenix Principal Protector (GMAB)                                  [ ] Other
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*    Default is Single Life Option.

**   By electing this option, I certify that no covered person (a) has been in a nursing home facility in the previous one year(s), or (b) has any known indication of cognitive impairment, such as dementia, Alzheimer's, Parkinson's or other neurological diseases.
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11. Replacement
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Are there any life insurance policies or annuity contracts owned by or on the life of the applicant? [ ] Yes [ ] No

Will this annuity replace any existing life insurance or annuity? [ ] Yes [ ] No (if Yes, see below)

Company
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Contract Number
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12. Special Requests
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13. Telephone/Electronic Authorization (if left blank, no authorizations will apply)
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Check a box below if you wish to authorize telephone / electronic instructions. Phoenix will use reasonable procedures to confirm that telephone / electronic instructions are authorized and genuine. As long as these procedures are followed, I agree to hold harmless Phoenix and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, from any claim, liability, loss or cost.

[ ] I wish to authorize Phoenix to act upon telephone instructions from me.

OR

[ ] I wish to authorize Phoenix to act on telephone / electronic instructions received from me and/or my Registered
Representative.
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14. State Required Notices
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Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

The following states require the applicant to acknowledge the information below that pertains to his or her specific state.

Arkansas, Kentucky, New Mexico, Ohio, Oklahoma - Any person who knowingly and with intent to defraud any insurance company or other person and who files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any false materials thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

Arizona - Upon your written request, we will provide you within a reasonable period of time reasonable factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after it is delivered to you for a refund of any payments made, less any withdrawals paid. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and
(ii) the Contract Value on the date the returned contract is received by our company or our agent.

Colorado - It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of
Insurance within the Department of Regulatory Services.

District of Columbia, Tennessee - WARNING. It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

Georgia - Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information may be guilty of a felony of the third degree.

Louisiana - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit, or knowingly presents false information in an application for insurance, is guilty of a crime and may be subject to fines and confinement in prison.
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15. Owner Acknowledgements
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[ ] I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).

I UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I have read all the statements in this application and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application. I also agree that a facsimile or imaged signature is as good as the original.

Under penalties of perjury, I certify that: a) the number shown on this form is my correct taxpayer identification number; and
b) I am not subject to backup withholding because: 1) I am exempt from backup withholding; or 2) I have not been notified by the
Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or 3) the IRS has notified me that I am no longer subject to backup withholding.

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Owner's Signature                                                                           State Signed In    Date (mm/dd/yyyy)


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Joint Owner's Signature                                                                     State Signed In    Date (mm/dd/yyyy)


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Annuitant's Signature (if other than owner)                                                 State Signed In    Date (mm/dd/yyyy)


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Joint Annuitant's Signature (if applicable)                                                 State Signed In    Date (mm/dd/yyyy)


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16. Agent Statement (Please remember to select a Commission Option below. Default is Option 1.)
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Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? [ ] Yes [ ] No

Are there any life insurance policies or annuity contracts owned by or on the life of the owner or annuitant?  [ ] Yes [ ] No
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Agent #1 Name (First, Middle, Last)                                               Agent #1 Signature

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Agent #1 Email Address                                                                 Agent #1 ID Number               % Shares

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Agent #2 Name (First, Middle, Last)                                               Agent #2 Signature

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Agent #2 Email Address                                                                 Agent #2 ID Number               % Shares

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Bank of Broker Dealer Firm

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Address (Street, Number, City, State and ZIP Code)

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Date (mm/dd/yyyy)                                     Telephone Number                    Select Commission Option

                                                                                 [ ] Option 1   [ ] Option 2   [ ] Option 3
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